UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     -------
                 (State or other jurisdiction of incorporation)


        000-53268                                           61-1504884
---------------------------                                -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   4
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement
--------------------

     On May 22, 2009, the Company entered into a Consulting Agreement with Stanton E. Ross ("Ross") and Global Equity Funding, LLC. ("Global").

     Under the Agreement, Ross and Global agree to provide the following services:

     1. Identify and introduce the Company to financing sources, who have the ability to provide financing to the Company;

     2. Identify and introduce firms to the Company to provide investor relations;

     3. Introduce the Company to members of the broker-dealer and financial community;

     4. Facilitate conferences between the Company and members of the business and financial community upon the request of the Company; and

     5. Review and analyze the market for the Company's securities.

     The Company will pay Ross and Global a fee of five percent of the amount of any financing transaction, which they bring to the Company, up to a maximum of $5,000,000. The Company will also issue Ross and Consultant 1,000,000 shares of its common stock at a price of $0.50 per share. Each Option will have a term of three years from the date of grant.

     The Consulting Agreement terminates on June 21, 2010.


Contract
--------

         On June 22, 2009, the Company signed an agreement with RJ Falkner & Company, Inc. ("Falkner"). The Contract expires on June 22, 2010. Under the Contract, Falkner agrees to provide consulting services, which include the following:

     1. Preparing two 6-12 page "Research Profile" reports;

     2. Distributing such reports to over 9,000 investment professionals;

     3.  Following-up  with  investment   professionals  and  investors,   on  a
continuing basis;

     4. Assisting in the editing of news releases;

     5. Handling all logistics involving the issuance and distribution of news releases via PR Newswire;

     6. Arranging and handling all logistics involving the Company's quarterly investor conference calls with the investment community;

     7. Assisting in the drafting of CEO's letter to Shareholders for the Company's annual report; and

     8. Responding to inquiries from brokers, money managers, and individual investors.

     The Company will reimburse Falkner for any expenses and will grant R. Jerry Falkner a 5-year stock option for the purchase of 100,000 shares of the Company's common stock at an exercise price of $0.50 per share.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements - None

B.  Exhibits -    10.1 Consulting Agreement
                  10.2 Contract with RJ Falkner & Company, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                CHINA WI-MAX COMMUNICATIONS, INC.

                                         (Registrant)

                                    Dated: June 24, 2009


                                    /s/ Steven Berman
                                    --------------------------------------
                                    Steven Berman, President